BRANDES INTERNATIONAL FUND
BRANDES SMALL CAP INTERNATIONAL FUND

SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1996

         Brandes Investment Partners, L.P., the Trust's Advisor, has entered into a letter of intent with Northstar Investment Management ("Northstar") with respect to the Brandes International Fund (the "Brandes International Fund"), a series of the Brandes Investment Trust ("Trust") .

         The Advisor and Northstar intend to ask the Board of Trustees of the Trust to approve an agreement for the tax-free reorganization of the Brandes
International Fund into the Northstar International Fund. The Northstar International Fund will be a newly organized series of the Northstar Trust, a registered investment company, with investment objectives and policies substantially similar to those of the Brandes International Fund. Upon the proposed reorganization, the Class A and C shareholders of the Brandes International Fund will become shareholders of Class A and Class C shares of the Northstar International Fund, respectively. Northstar will serve as advisor to the Northstar International Fund, and Brandes will serve as sub-advisor and will manage the investment portfolio of the Northstar International Fund.

         Consummation of the proposed transaction will be subject to approval by the Board of Trustees of Brandes Investment Trust and by the shareholders of the Brandes International Fund. If the Board of Trustees approves the reorganization, further details will be provided to the shareholders in a proxy statement which will be distributed in connection with a special shareholders meeting to consider the reorganization.

The Advisor believes that, upon consummation of the proposed reorganization, the net assets of the Trust's Small Cap International Fund will be too small to permit its effective operation. Accordingly, it has recommended to the Board of Trustees that the Small Cap International Fund be terminated as promptly as practicable and that any and all applicable contingent deferred sales charges with respect to redemptions of shares of the Small Cap International Fund be eliminated. The shareholders of the Small Cap International Fund currently have the right to exchange their shares for shares of Brandes International Fund at net asset value, without a sales charge (see "Shareholder Services - Exchange Privilege"). This right will continue until the Small Cap International Fund is terminated or other action is taken by the Board. The Advisor has indicated that, if its recommendation is approved by the Board of Trustees, it will return to
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current  Class A  shareholders  of the Small Cap  International  Fund who do not
exchange their shares for shares of Brandes International Fund any and all sales charges paid upon their purchases of Class A shares. If the Board of Trustees approves the termination of the Small Cap International Fund, further details will be provided to the shareholders in a notice which will be distributed in advance of the termination of the Fund.



Dated:            November  29, 1996